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                                                                 EXHIBIT 10.9(a)



                           WAREHOUSE PROMISSORY NOTE


$20,000,000.00             DALLAS, TEXAS           SEPTEMBER 24, 1997


     FOR VALUE RECEIVED, the undersigned, HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., A DELAWARE CORPORATION (herein called "BORROWER"), hereby promises to pay to the order of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank (herein called "BANK"), the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) or, if less, the aggregate unpaid principal amount of the Loan made under this Note by Bank to Borrower pursuant to the terms of the Loan Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as hereinafter set forth, both principal and interest payable as herein provided in lawful money of the United States of America, for the account of Bank, at the offices of GUARANTY FEDERAL BANK, F.S.B. AT 8333 DOUGLAS AVENUE, DALLAS, TEXAS 75225 or at such other place within Dallas County, Texas or such other address as may be given to Borrower by the Bank.

     This Note (a) is executed and delivered pursuant to that certain FIRST AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT dated as of SEPTEMBER 24, 1997 between Borrower and the Bank (herein, as from time to time supplemented, amended or restated, called the "LOAN AGREEMENT"), and is the Warehouse Promissory Note and the Note as defined therein, (b) is subject to the terms and provisions of the Loan Agreement, which contains provisions for payments and prepayments hereunder, acceleration of the maturity hereof upon the happening of certain stated events and the obligation of Bank to advance funds hereunder, and
(c) is secured by and entitled to the benefits of certain Loan Documents (as identified and defined in the Loan Agreement). Payments on this Note shall be made and applied as provided herein and in the Loan Agreement. Interest shall be due and payable on each Interest Payment Date. Reference is hereby made to the Loan Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Loan Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Loan Agreement. The holder of this Note shall be entitled to the benefits provided for in the Loan Agreement.

     INTEREST shall be due and payable on the TENTH (10TH) DAY OF EACH MONTH, beginning OCTOBER 10, 1997, and on any other Interest Payment Date. Interest shall accrue on the outstanding principal balance of this Note at the rates specified in the Loan Agreement.

     The PRINCIPAL amount of this Note, together with all unpaid interest accrued hereon, shall be due and payable in full on JUNE 30, 1998 (the "MATURITY DATE"). All payments of principal of and interest upon this Note shall be made by Borrower to the Bank in federal or other immediately available funds. All payments made hereon shall be due and payable and applied in accordance with the Loan Agreement.

This Note and all of the other Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and


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other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Bank's exercise of the option to accelerate the maturity of this Note, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Bank that all excess amounts theretofore collected by Bank be credited on the principal balance of this Note (or, if this Note and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Note and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Bank under this Note or arising under or pursuant to the other Loan Documents shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Bank to contract for, charge or receive a greater amount of interest, Bank will rely on federal law instead of the Texas Finance Code, as supplemented by Texas Credit Title for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Bank may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Bank to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

     In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in Chapter 303 is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply.

     If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court of in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrower and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

     Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     Borrower reserves the right to prepay the outstanding principal balance of this Note, in whole or in part at any time and from time to time without premium or penalty, in accordance with the terms of the Loan Agreement.

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     This Note is executed in renewal, extension and modification (but not in extinguishment) of (a) that certain WAREHOUSE PROMISSORY NOTE dated JUNE 1, 1996 in the principal amount of $2,000,000.00 executed by Borrower payable to the order of Bank, (b) that certain WAREHOUSE PROMISSORY NOTE dated JULY 9, 1996 in the principal amount of $10,000,000.00 executed by Borrower payable to the order of Bank, and (c) that certain WAREHOUSE PROMISSORY NOTE dated OCTOBER 15, 1996 in the principal amount of $15,000,000.00 executed by Borrower payable to the order of Bank.

     THE BORROWER HEREBY AGREES THAT THE OBLIGATIONS CONTAINED HEREIN ARE PERFORMABLE IN DALLAS COUNTY, TEXAS. ALL PARTIES HERETO AGREE THAT (I) ANY ACTION ARISING OUT OF THIS TRANSACTION SHALL BE FILED IN DALLAS COUNTY, TEXAS,
(II) VENUE FOR ENFORCEMENT OF ANY OF THE OBLIGATIONS CONTAINED IN THE LOAN DOCUMENTS SHALL BE IN DALLAS COUNTY, TEXAS, (III) PERSONAL JURISDICTION SHALL BE IN DALLAS COUNTY, TEXAS, (IV) ANY ACTION OR PROCEEDING UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE COMMENCED AGAINST BORROWER IN DALLAS COUNTY,
(V) SUCH ACTION SHALL BE INSTITUTED IN THE COURTS OF THE STATE OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS LOCATED IN DALLAS COUNTY, TEXAS, AT THE OPTION OF THE BANK AND
(VI) THE BORROWER HEREBY WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING AND ADDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO BE SUED ELSEWHERE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF BANK TO ACCOMPLISH SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     THIS NOTE AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.

     THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A
                                       HOME, INC., a Delaware corporation


                                       By: ------------------------------------
                                           Tommy M. Parker,
                                           Executive Vice President
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STATE OF TEXAS      (S)
                    (S)
COUNTY OF DALLAS    (S)


     This instrument was ACKNOWLEDGED before me the ____ day of September, 1997, by Tommy M. Parker, Executive Vice President of HOMEOWNERS MORTGAGE & EQUITY, INC. D/B/A HOME, INC., a Delaware corporation, on behalf of said corporation.


                                    ________________________________
                                    Notary Public - State of Texas

My Commission expires:              ________________________________
_____________________               Printed Name of Notary